                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 30, 1997



                                   Net 1 L.P.
             (Exact name of registrant as specified in its charter)



           Delaware                        33-16973                       13-3421566
(State or other jurisdiction of    (Commission File Number)    (IRS Employer Identification No.)



c/o Lexington Corporate Properties, Inc.
355 Lexington Avenue
New York,  New York                                               10017
(Address of principal Executive offices)                      (zip code)



Registrant's telephone number, including area code            (212) 692-7200



                                       N/A
          (Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On May 30, 1997, Net 1 L.P. ( the "Partnership") a limited partnership formed under the Uniform Limited Partnership Act of the State of Delaware acquired a property located at 1045 Mexico Boulevard in Brownsville, Texas (the "Texas Property") for $3,525,000 from Brownsville Associates Limited Partnership, which is unrelated to the Partnership. The Texas Property consists of an 85,334 square foot warehouse style retail store building leased to Wal-Mart Stores, Inc. pursuant to a triple net lease.

The lease has a remaining term of 10 years and 8 months expiring on January 31, 2008. The lease provides for annual base rental payments of $320,513 or $3.76 per square feet. In addition to net rent, Wal-Mart is required to pay percentage rent equal to 1% of gross sales in excess of $12,237,437 during the fiscal year February 1 to January 31 payable on April 1. The lease has five renewal terms of five years each. Wal-Mart Stores, Inc. has the option to purchase the Texas Property at a price of $2,849,000 plus expansion costs paid by the Partnership.

The purchase price of $3,525,000 was satisfied by a cash payment and by an assumption of an existing note with a principal balance of $2,364,950. The note which is being held by Principal Mutual Life Insurance Company bears interest at a rate of 7.35% per annum, with a monthly debt service payment of principal and interest in the amount of $26,709. The note matures on January 15, 2008.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of acquisition described in ITEM 2

Rule 3-14 Financial Statements

On May 30, 1997, the Partnership acquired the Property located in Brownsville, Texas which is subject to net lease with Wal-Mart Stores, Inc.
which expires on January 31, 2008.

The following table sets forth selected historical operating data for the year ended December 31, 1996. The selected operating data includes the revenue of the Property. Interest, depreciation and other costs are not reflected in the operating data and therefore the operating data is not intended to represent the complete financial position or results of operations of the Property.

                                           Texas Property
                                           Rental revenue
                                    Year ended December 31, 1996
                                    ----------------------------
Rental revenue from property                   $320,513
                                               ========

(b)   Pro Forma Financial Information

The following unaudited pro forma consolidated financial statements of Net 1 L.P. for the year ended December 31, 1996 and, as of and for the three months ended March 31, 1997 have been prepared from the historical consolidated financial statements of the Partnership for the year ended December 31, 1996 and, as of and for the three months ended March 31, 1997 as adjusted to give effect to pro forma adjustment for the acquisition of the Texas Property. The accompanying pro forma consolidated statements of income for the year ended December 31, 1996 and the three months ended March 31, 1997 have been prepared as if the events had been consummated as of January 1, 1996 and January 1, 1997, respectively. The accompanying pro forma consolidated balance sheet has been prepared as if the events had been consummated on March 31, 1997. The unaudited pro forma consolidated financial statements do not purport to be indicative of what the results of operations of the Partnership would have been had the transaction been completed on the date assumed, nor is such financial data necessarily indicative of the results of operations of the Partnership that may exist in the future. The unaudited pro forma consolidated financial statements must be read in conjunction with the notes thereto and with the historical consolidated financial statements of the Partnership.

              UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                     (FOR THE YEAR ENDED DECEMBER 31, 1996)


                                         Historical                               Total
                                          (audited)       Adjustments (1)       Pro Forma
                                      ----------------    --------------    ----------------
Revenues:
  Rental (2)                          $      2,706,557    $      320,513    $      3,027,070
  Interest and other                           117,486                --             117,486
                                      ----------------    --------------    ----------------
   Total Revenues                            2,824,043           320,513           3,144,556
                                      ----------------    --------------    ----------------
Expenses:
  Interest expense (3)                         387,658           168,781             556,439
  Depreciation (4)                             392,545            79,689             472,234
  General and administrative                   496,412             3,205             499,617
                                      ----------------    --------------    ----------------
   Total expenses                            1,276,615           251,675           1,528,290
                                      ----------------    --------------    ----------------
Net Income                            $      1,547,428    $       68,838    $      1,616,266
                                      ================    ==============    ================
Net income per Unit of
  limited partnership interest (*)    $46.39 to $51.03    $2.06 to $2.27    $48.45 to $53.30
                                      ================    ==============    ================

(*) Amounts allocated to unit holders vary depending on the dates they became unit holders.

        NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                     (FOR THE YEAR ENDED DECEMBER 31, 1996)

   1) These amounts reflect the pro forma results of operations of the newly acquired Texas Property.

   2) Rental revenues in this pro forma consolidated statement of income (both historical and pro forma) are generated from leases that are "net leases", under which the tenant is responsible for substantially all costs or real estate taxes, insurance and ordinary maintenance. Pro forma rental revenues represent straight-line rent as provided by generally accepted accounting principles, calculated as the difference between the cash rent paid under the leases and the average rent due over the non-cancelable term of the leases.

   3) Applicable pro forma interest expense is calculated based on the annual interest rate of 7.35% on the existing mortgage note as if the acquisition occurred on January 1, 1996.

   4) Based on the purchase price of the property, including costs incurred on the closing date, the depreciation expense in this pro forma consolidated statement of income is computed based on a 40 year, straight-line recovery period for building and improvements.

              UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS (FOR THE THREE MONTHS ENDED AND AS OF MARCH 31, 1997)


                                                                                         Total
                                            Historical        Adjustments (1)          Pro Forma
                                           -----------        ---------------         -----------
INCOME STATEMENT:
Revenues:
  Rental (2)                               $   899,786          $    80,128           $   979,914
  Interest and other                            27,713                   --                27,713
                                           -----------          -----------           -----------
  Total Revenues                               927,499               80,128             1,007,627
                                           -----------          -----------           -----------
Expenses:
  Interest expense (3)                          94,118               43,231               137,349
  Depreciation (4)                              98,136               19,922               118,058
  General and administrative                    98,267                  801                99,068
                                           -----------          -----------           -----------
   Total expenses                              290,521               63,954               354,475
                                           -----------          -----------           -----------
Net Income                                 $   636,978          $    16,174           $   653,152
                                           ===========          ===========           ===========
Net income per Unit
  of limited partnership interest          $     20.29          $      0.52           $     20.81
                                           ===========          ===========           ===========
BALANCE SHEET (AT END OF PERIOD):

Real estate at cost                        $22,871,003          $ 3,567,550           $26,438,553
Less: accumulated depreciation               2,394,535                   --             2,394,535
                                           -----------          -----------           -----------
Real estate, net                            20,476,468            3,567,550            24,044,018
Other assets                                 2,980,529           (1,202,601)            1,777,928
                                           -----------          -----------           -----------
  Total assets                             $23,456,997          $ 2,364,949           $25,821,946
                                           ===========          ===========           ===========
Mortgage notes payable including
   accrued interest)                       $ 3,546,552          $ 2,364,949           $ 5,911,501
Other liabilities                              157,866                   --               157,866
Partners' capital                           19,752,579                   --            19,752,579
                                           -----------          -----------           -----------
  Total liabilities and capital            $23,456,997          $ 2,364,949           $25,821,946
                                           ===========          ===========           ===========

       NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
             (FOR THE THREE MONTHS ENDED AND AS OF MARCH 31, 1997)

   1) These amounts reflect the pro forma results of operations of the newly acquired Texas Property.

   2) Rental revenues in this pro forma consolidated statement of income (both historical and pro forma) are generated from leases that are "net leases", under which the tenant is responsible for substantially all costs or real estate taxes, insurance and ordinary maintenance. Pro forma rental revenues represent straight-line rent as provided by generally accepted accounting principles, calculated as the difference between the cash rent paid under the leases and the average rent due over the non-cancelable term of the leases.

   3) Applicable pro forma interest expense is calculated based on the annual interest rate of 7.35% on the existing mortgage note as if the acquisition occurred on January 1, 1997.

   4) Based on the purchase price of the property, including costs incurred on the closing date, the depreciation expense in this pro forma consolidated statement of income is computed based on a 40 year, straight-line recovery period for building and improvements.



(c) Exhibits:

To be filed.

                                   Signatures


Pursuant to the requirements of the securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                Net 1 L.P.

                                                By:  Lepercq Net 1 L.P.
                                                     its general partner

                                                By:  Lepercq Net 1 Inc.
                                                     its general partner

Date: June 26, 1997                             By:  ____________________
                                                     E.  Robert Roskind
                                                     President